Exhibit 13.2

Nippon Telegraph and Telephone Corporation

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	I, Hiroki Watanabe, am the Chief Financial Officer of Nippon Telegraph and Telephone Corporation (the “Company”);

2.	The Company’s annual report on Form 20-F for the fiscal year ended March 31, 2013, accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

3.	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2013

By:	/s/ HIROKI WATANABE
Hiroki Watanabe
Senior Executive Vice President
Chief Financial Officer